DEBT	12 Months Ended
Dec. 31, 2023
DEBT
DEBT

10.DEBT

The short-term and long-term debt as of December 31, 2022 and 2023 were as follows:

	As of December 31,
	2022	2023
Short-term debt:
Long-term bank borrowings, current portion	208	125
Short-term bank borrowings	3,035	329
Convertible senior notes, current portion	—	3,537
FF&E liability, current portion	45	58
Total	3,288	4,049

Long-term debt:
Long-term bank borrowings, non-current portion	2,929	1,050
Convertible senior notes, non-current portion	3,463	—
FF&E liability, non-current portion	228	199
Others	15	16
Total	6,635	1,265

Bank borrowings

In August 2022, the Group entered into a 3-year long-term facility of EUR220 million and RMB-equivalent of EUR110 million term facility, and EUR70 million revolving credit facility agreement with several banks. The EUR70 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan for each interest period is the aggregate of the applicable Margin and EURIBOR or one-year benchmark LPR. The margin for each loan depends on the currency of loan, a loan denominated in EUR means 1.55% per annum and a loan denominated in RMB means -0.15% to - 0.2% per annum. There are some financial covenants including interest cover, leverage and book equity related to this facility. The Group was fully in compliance with the amended covenants for the years ended December 31, 2022 and 2023. In 2022, the Group had drawn down EUR220 million, RMB equivalent of EUR110 million and EUR70 million under the facility agreement, among which, the Group repaid EUR220 million, RMB equivalent of EUR6 million and EUR70 million for the year ended December 31, 2023. For the years ended December 31, 2022 and 2023, the weighted average interest rate of borrowings drawn under this agreement was 3.01% and 3.59%, respectively.

Convertible Senior Notes due 2022

On November 3, 2017, the Company issued US$475 million of Convertible Senior Notes (the “2022 Notes”). The 2022 Notes mature on November 1, 2022 and bear interest at a rate of 0.375% per annum, payable in arrears semi-annually on May 1 and November 1, beginning May 1, 2018.The Company had subsequently redeemed US$475 million of 2022 Notes on November 1, 2022.

Capped Call Options

In connection with the issuance of the 2022 Notes, the Group entered into capped call option transactions with some of the initial purchasers or their affiliates (the “Option Counterparties”) to reduce the potential dilution to existing shareholders of the Group upon conversion of the 2022 Notes. In June 2022, the Group and Option Counterparties terminated these capped call transactions before the conversion date of convertible notes on November 1, 2022 with the settlement amount of US$12.8 million, which was received by the Group in July 2022. The settlement amount of US$12.8 million was recorded as an increase to additional paid-in capital.

Convertible Senior Notes due 2026

On May 12, 2020, the Company issued US$450 million Convertible Senior Notes (the “2026 Notes”). On May 26, 2020, the Company issued an additional US$50 million in aggregate principal amount of the 2026 Notes pursuant to the exercise in full by the initial purchasers of an option to purchase additional notes. The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company’s ADSs at an initial conversion rate of 23.971 of the Company’s ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

The Company accounted for the 2026 Notes as a single instrument. Issuance costs related to the 2026 Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the 2026 Notes, and is amortized over the period from May 12, 2020, the date of issuance, to May 1, 2024, the first put date of the 2026 Notes, using the effective interest method.

During the year ended December 31, 2023, RMB0.01 of the 2026 Notes had been converted into 24 ADSs upon the holders’ request. As of December 31, 2023, the Group reclassified the 2026 Notes as short - term debt as the 2026 Notes holders have a put option which can be exercised within one year.

Debt Maturities

The contractual maturities of the Group’s debt as of December 31, 2023 were as follows:

Year Ending December 31,	Principal Amounts
2024	4,053
2025	787
2026	342
2027	33
2028	25
Thereafter	79
Total	5,319